SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
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      Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12

BBH FUND, INC.
(Name of Registrant as Specified In Its Charter)

N/A
------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                 BBH FUND, INC.



                          BBH International Equity Fund



                        IMPORTANT SHAREHOLDER INFORMATION



These materials are for a special meeting of shareholders scheduled for October 15, 2004 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 2 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

We welcome your comments. If you have any questions, call 1-800-625-5759.

                                 BBH FUND, INC.




A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider an important matter relating to your investment in BBH Fund, Inc. (the "Corporation") in connection with a special meeting of shareholders (the "Special Meeting") of BBH International Equity Fund (the "Fund"), to be held on October 15, 2004 at 2:00 p.m., Eastern time, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Corporation and the Fund.

The Board of Directors (the "Board") of the Corporation recommends that shareholders cast their votes in favor of:

        1. Approving a new Sub-Advisory Agreement between BBH & Co. and Mondrian Investment Partners Limited, formerly Delaware International Advisers Limited ("Mondrian"), whereby Mondrian would have co-management responsibility for providing investment advisory services to the Fund.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.



The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Corporation and the Fund, we hope that this Q&A format will be helpful to you.

                                               Sincerely,







                                               Gail C. Jones
                                               Secretary

                                 BBH FUND, INC.



                          BBH International Equity Fund



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON October 15, 2004



NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of BBH International Equity Fund (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on October 15, 2004 at 2:00 p.m., Eastern time, to vote on the agenda item listed below. If approved by shareholders, this change will take effect on or about October 16, 2004. Shareholders will be notified if this change is not approved.

     To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Mondrian Investment Partners Limited, formerly Delaware International Advisers Limited ("Mondrian"), whereby Mondrian would have co-management responsibility for providing investment advisory services to the Fund.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 31, 2004 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                          By Order of the Board of Directors,


                                                Gail C. Jones
                                                Secretary



August 25, 2004

                                TABLE OF CONTENTS



                                                                         PAGE

Questions and Answers About the Special Meeting and the Proxy Statement....
Proposal:      Approval of new Sub-Advisory Agreement with Mondrian........
Other Matters  ............................................................
Information about the Corporation..........................................
Further Information about Voting and the Special Meeting...................
Exhibit A: Form of Sub-Advisory Agreement between BBH & Co. and Mondrian...A-1

                                 BBH FUND, INC.



                          BBH International Equity Fund



                                 40 Water Street

                           Boston, Massachusetts 02109



                                 PROXY STATEMENT



                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                               AND PROXY STATEMENT



INFORMATION ABOUT VOTING

Q.      Who is asking for my vote?

A. The Board of Directors (the "Board" or the "Directors") of BBH Fund, Inc. (the "Corporation"), in connection with the special meeting of shareholders to be held at 2:00 p.m., Eastern time, on October 15, 2004 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, has requested your vote on several matters. The Directors propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement to shareholders of record on or about September 15, 2004.

        This Proxy Statement relates to the BBH International Equity Fund (the "Fund").

Q.      Who is eligible to vote?

A. Shareholders of record of the Fund at the close of business on August 31, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on the proposal presented at the Special Meeting.

Q.      What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposals affecting the Fund:

               To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Mondrian Investment Partners Limited, formerly Delaware International Advisers Limited ("Mondrian"), whereby Mondrian would have co-management responsibility for providing investment advisory services to the Fund.

               To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board, at its meeting on August 10, 2004 (the "August Board Meeting"), considered and approved the appointment of Mondrian as a sub-adviser for the Fund. The proposed change is subject to shareholder approval.

Q.   How do the Directors recommend that I vote on this proposal?

A.   The Directors recommend that shareholders vote in favor FOR the proposal.

Q.   Why am I getting this proxy?

A. Delaware Investment Advisers Limited ("DIAL") is currently the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between DIAL and Brown Brothers Harriman & Co. ("BBH & Co.") the Fund's adviser. If the Proposal described in this Proxy Statement is approved by shareholders, DIAL will continue to provide day-to-day investment management to the Fund under a new name Mondrian Investment Partners Limited. Delaware Management Corporation ("DMC"), of which DIAL is an indirect, wholly owned subsidiary, has entered into an agreement that, if consummated, will result in a company owned by DIAL's current management and others, including various private investment funds affiliated with Hellman & Friedman LLC, a private equity firm (the "Purchasers"), purchasing DIAL from Delaware Investments (the "DIAL Acquisition"). The Purchasers are paying Delaware Investments $172 million in cash and will provide relief of certain liabilities of approximately $27 million as of April 30, 2004. Under applicable law, the DIAL Acquisition will automatically result in a termination of DIAL's Sub-Advisory Agreement with BBH & Co., which provides for the provision of Sub-Advisory services to the Fund (the "Current Agreement").

     The purpose of the Meeting is to have shareholders of the Fund vote upon the new Sub-Advisory Agreement (the "Proposed New Sub-Advisory Agreement") that will be needed for the Fund's continuity of operations upon the anticipated completion of the DIAL Acquisition. The DIAL Acquisition is expected to close later this year.

Q.   What Is An "Interim Agreement?"

A. As discussed above, the laws that govern the operation of the Fund provides that the Current Agreement will automatically terminate as a result of the DIAL Acquisition. If the DIAL Acquisition is completed before the Special Meeting where shareholders of the Fund approve a new Sub-Advisory Agreement for the Fund, BBH & Co. (on behalf of the Fund) and DIAL will need an interim agreement (the "Interim Agreement") to ensure that uninterrupted advisory services are provided for the Fund. The Interim Agreement will permit DIAL to continue managing the Fund until a new Sub-Advisory Agreement is approved by the Fund's shareholders. Applicable law requires that the Interim Agreement terminate no later than 150 days after it becomes effective.

     The Interim Agreement is generally identical in form and terms to the Current Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Agreement. As mentioned, the Interim Agreement can only remain in effect for 150 days. In addition, the Interim Agreement will have an "escrow" provision so that any compensation earned by DIAL under the Interim Agreement would be held in an interest-bearing escrow account.

     In order for such compensation to be released from the escrow account to DIAL for services to the Fund, the law requires that shareholders of the Fund approve an agreement with DIAL before the end of the 150-day period. In this case, shareholder approval of the Proposed New Sub-Advisory Agreement (Proposal 1) will cause any fees in the escrow account on behalf of the Fund to be released to DIAL.

     If the Interim Agreement is entered into (i.e., because the DIAL Acquisition closes before shareholders of the Fund approve the Proposed New Sub-Advisory Agreement), then DIAL is entitled to receive the compensation held in the escrow account plus any interest earned thereon. If the Interim Agreement is entered into and shareholders of the Fund do not approve the Proposed New Sub-Advisory Agreement, the funds in the escrow account will be paid to BBH & Co.

Q.   What changes are proposed to be made to the Fund?

A.   None.

Q.   Who is DIAL?

A. DIAL currently manages the value component of the fund's portfolio. DIAL is an investment adviser that is registered with the SEC. DIAL currently acts as sub-adviser to other investment companies that have investment objectives and policies similar to those of the Fund.

Q.   Who is paying for expenses related to the Special Meeting?

A. DIAL will bear the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and of the Special Meeting.

Q. When will the Proposed New Sub-Advisory Agreement take effect if it is approved?

A. If approved, the Proposed New Sub-Advisory Agreement will become effective on or about October 16, 2004.

Q.   How do I vote my shares?

A. You may vote your shares in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies as follows:

o IN FAVOR of DIAL serving as a sub-adviser for the Fund.

Q.   If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Corporation a written revocation, or (2) forwarding a later-dated proxy that is received by the Corporation at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                  THE PROPOSAL

Introduction

At the August Board Meeting, the Board of Directors met to review and consider the DIAL Acquisition, its impact upon the Corporation and the Fund, and Fund management's recommendation. As more fully described below, the Board of Directors reviewed information provided by DIAL and the Purchasers. Based upon such information and the recommendations of Fund management, the Board of Directors, at the August Board Meeting, approved the Proposed New Sub-Advisory Agreement, subject to shareholder approval, and the Interim Agreement. The terms and conditions of the Proposed New Sub-Advisory Agreement is substantially the same as the terms and conditions of the Current Agreement, except as described below.

Comparison Of The Current Agreement And The Proposed New Sub-Advisory Agreement

Advisory Services

The combined services to be provided to the Fund by DIAL, as sub-adviser, under the Proposed New Sub-Advisory Agreement will be identical to those currently provided under the Current Agreement. Under the Proposed New Sub-Advisory Agreement, DIAL will be retained as sub-adviser and will continue to manage the value portion of the Fund's assets on a day-to-day basis, subject to the supervision of BBH & Co. Both the Current Agreement and the Proposed New Sub-Advisory Agreement requires the manager and sub-adviser to maintain all books and records with respect to the securities transactions of the Fund and to furnish the Board such periodic and special reports as the Board may request.

Limitation Of Liability

The Current Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or BBH & Co. in connection with the matters to which the Agreement relates, except a loss, damage, cost or expense directly arising from a breach of fiduciary duty owed to Fund shareholders as a result of the Agreement or a loss, damage, cost or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Proposed New Sub-Advisory Agreement also contains this same provision.

Continuance

If shareholders of the Fund approve the Proposed New Sub-Advisory Agreement, the Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed New Sub-Advisory Agreement may be continued from year to year thereafter by a majority vote of the Board of the Corporation or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

Termination

The Proposed New Sub-Advisory Agreement provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the sub-adviser. The Proposed New Sub-Advisory Agreement also may be terminated without penalty by BBH & Co. immediately upon written notice to the sub-adviser, if, in the reasonable judgement of BBH &Co. the sub-adviser becomes unable to discharge its duties and obligations under the Proposed New Sub-Advisory Agreement. Lastly, the Proposed New Sub-Advisory Agreement may be terminated by the sub-adviser on 60 days' written notice to BBH & Co. The Proposed New Sub-Advisory Agreement automatically terminates in the event of its assignment.

Interim Agreement

As mentioned previously, in the event that the DIAL Acquisition is closed prior to shareholders of the Fund approving the Proposed New Sub-Advisory Agreement, to assure that the Fund continues to be managed after the DIAL Acquisition and the termination of the Current Agreement as a result thereof, the Board of Directors (including a majority of the Independent Directors) approved the Interim Agreement pursuant to Rule 15a-4 under the 1940 Act at its in-person meeting held on August 10, 2004.

The Interim Agreement would become effective for the Fund upon the closing of the DIAL Acquisition (the "Interim Effective Date"), and would terminate upon the earlier of 150 days from the Interim Effective Date or upon shareholder approval of the Proposed New Sub-Advisory Agreement for the Fund. The Interim Agreement also provides that the Board of Directors, or a majority of the "outstanding voting securities" of the Fund, as that term is defined in the 1940 Act, may terminate the Interim Agreement on 10 days' written notice to DIAL. The Interim Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

Pursuant to the terms of the Interim Agreement, the amount of investment management fees payable by BBH & Co. to DIAL during this interim period would be identical to that which would have been payable to DIAL under the Current Agreement.

In accordance with the provisions of Rule 15a-4 of the 1940 Act, the compensation to be paid to DIAL under the Interim Agreement would be held in an interest-bearing escrow account. The costs, if any, of maintaining such escrow account would be borne by DIAL. The Interim Agreement also provides that, if the shareholders of the Fund approve a new agreement with DIAL no later than 150 days from the Interim Effective Date, DIAL would be entitled to the compensation held in the escrow account (including interest earned). If the Proposed New Sub-Advisory Agreement is not approved by the shareholders of the Fund, the funds in the escrow account will be paid to BBH & Co.

Will the approval of the Proposed New Sub-Advisory Agreement impact the Fund's current investment advisory agreement, or raise the Fund's advisory fees or other expenses?

The terms of the Advisory Agreement will not be affected by this Proposed New Sub-Advisory Agreement. Pursuant to an Investment Advisory Agreement dated August 4, 2003 (the "Advisory Agreement"), BBH & Co. receives an annual advisory fee from the Fund. This fee is payable to BBH & Co. at the annual rate of 0.65%, based on average daily net assets of the Fund. For the fiscal year ended October 31, 2003, the Fund paid $931,977 to BBH & Co. for its investment advisory services with respect to the Fund. For additional information about BBH & Co., see "Information About the Corporation--Who are the service providers for the Fund?--The Adviser" in this Proxy Statement. For the fiscal year ended October 31, 2003, the Fund did not pay any brokerage commissions to affiliated brokers for portfolio transactions.

The Fund itself bears no responsibility for payment of the Sub-Advisory fees and, therefore, approval of the Proposed New Sub-Advisory Agreement will not affect the overall investment advisory fee payable by the Fund to BBH & Co. or otherwise result in an increase in Fund expenses.

Why is the Proposed New Sub-Advisory Agreement being presented for shareholder approval?

Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any Sub-Advisory Agreement), unless the terms of the new advisory agreement have been approved by the vote of the majority of the Independent Directors. While this was accomplished at the August Board Meeting, Section 15(a) of the 1940 Act provides that a person may not act as an adviser (or sub-adviser) of a registered investment company unless the advisory agreement has been approved by a vote of a majority of the company's voting securities. Therefore, the Corporation's management and BBH & Co. are presenting the Proposed New Sub-Advisory Agreement for approval by the Fund's shareholders.

What are the provisions of the Proposed New Sub-Advisory Agreement?

The Proposed New Sub-Advisory Agreement for the Fund will be dated as of October 16, 2004, a date following its approval by shareholders of the Fund. The Proposed New Sub-Advisory Agreement will be in effect for an initial period of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act.

The Proposed New Sub-Advisory Agreement provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to DIAL. The Proposed New Sub-Advisory Agreement also may be terminated without penalty by BBH & Co. immediately upon written notice to DIAL, if, in the reasonable judgement of BBH & Co. DIAL becomes unable to discharge its duties and obligations under the respective Proposed New Sub-Advisory Agreement. Lastly, the Proposed New Sub-Advisory Agreement may be terminated by DIAL on 60 days' written notice to BBH & Co. The Proposed New Sub-Advisory Agreement automatically terminates in the event of its assignment.

               PROPOSAL: APPROVAL OF THE PROPOSED NEW SUBADVISORY
                     AGREEMENT WITH MONDRIAN BY SHAREHOLDERS
                                   OF THE FUND

What did the Board consider and review in determining to recommend DIAL as a sub-adviser?

At the August Board Meeting, the Directors met and conferred with representatives of DIAL and BBH & Co. to consider the proposal by BBH & Co. and its effects on the Fund. The Board had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed New Sub-Advisory Agreement.

In evaluating the Proposed New Sub-Advisory Agreement, the Board reviewed materials furnished by DIAL, BBH & Co. and the Corporation's counsel. The Board reviewed information about DIAL, including its personnel, operations and financial condition. Representatives of DIAL were present at the August Board Meeting and described in detail the background of the members of DIAL's portfolio management team for the Fund. Representatives of DIAL also discussed with the Board the investment decision-making process and investment management style of DIAL. The Board also reviewed the Fund's performance since DIAL became sub-adviser of the Fund.

The Board specifically considered the following as relevant to its recommendations to approve the Proposed New Sub-Advisory Agreement for the Fund:
(1) DIAL will continue to manage the value component of the Fund's investment portfolio; (2) the favorable history, qualifications and background of DIAL and its personnel; (3) the comparative performance information of DIAL with regard to managing mutual funds and investment portfolios similar to the Fund; (4) BBH & Co.'s due diligence review of DIAL and recommendation to continue DIAL as a sub-adviser of the Fund; (5) BBH & Co.'s services to the Fund; (6) the fact that DIAL's investment philosophy and methodology are consistent with BBH & Co.'s investment philosophy and methodology; and (7) other factors deemed relevant by the Directors.

After due consideration, the Board, including a majority of the Independent Directors, approved the continued appointment of DIAL as a sub-adviser for the Fund to manage the value component of the Fund's Portfolio, subject to the approval of the Fund's Shareholders at the Special Meeting.

What should I know about DIAL?

DIAL is an investment adviser registered in the United States under the Advisers Act and is regulated in the United Kingdom by the Financial Services Authority. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, EC2V 6EE, England.

As of June 30, 2004, DIAL was managing approximately $20.6 billion in institutional or separately managed accounts and approximately $4.2 billion in mutual fund accounts as of the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $13.4 billion as of that date.

DIAL is an indirect, wholly-owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group, a publicly held corporation, with headquarters currently at 1500 Market Street, Suite 3900, Centre Square Tower, Philadelphia, Pennsylvania 19102. Delaware International Holdings Ltd., located at Claredon House, 2 Church Street, P.O. Box HM 1022, Hamilton HM DX, Bermuda, owns 18.9% of DIAL. DIAL Holding Company, Inc. located at Foulkstone Plaza, 1430 Foulkstone, Wilmington, Delaware 19803, owns 81.1% of DIAL and 100% of Delaware International Holdings Ltd. DMH Corp. is located at the same address.

At the closing of the DIAL Acquisition, MIP Group Ltd. ("MIPG"), whose registered address is 20-22 Bedford Row, London WC1R 4JS, England, intends to acquire 100% indirect control of DIAL, which will then operate under a new name Mondrian Investment Partners Limited.

MIPG is an indirect, wholly-owned subsidiary of Atlantic Value Investment Fund L.P. ("AVIF"), whose address is Appleby Corporate Services (Cayman) Limited, P.O. Box 1350GT, Clifton House, Fort Street, George Town, Grand Cayman, Cayman Islands. The sole general partner of AVIF is Atlantic Value Investment Fund GP Ltd. ("AVGP"), whose address is Appleby Corporate Services (Cayman) Limited, Clifton House, 75 Fort Street, P.O. Box 1350 GT, Grand Cayman, Cayman Islands.

Various private equity funds affiliated with Hellman & Friedman LLC (the "H&F Funds"), which are limited partnerships, intend to invest as limited partners in AVIF and as shareholders in AVGP. One of the H&F Funds, HFCP IV (Bermuda), L.P., will be a 35.85% owner of AVGP. Each of the remaining H&F Funds will own less than 10% of AVGP. The address of each of the H&F Funds is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The sole general partner of each of the H&F Funds is H&F Investors IV (Bermuda), L.P., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda, and the sole general partner of H&F Investors IV (Bermuda), L.P. is H&F Corporate Investors IV (Bermuda) Ltd., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The shareholders of H&F Corporate Investors IV (Bermuda) Ltd., are eleven persons, each of whom owns less than 10% of H&F Corporate Investors IV (Bermuda) Ltd.

Atlantic Value Investment Partner, L.P. ("AVIP"), whose address is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware, United States, also intends to invest as a limited partner in AVIF and a shareholder in AVGP. AVIP is expected to be a 55.5% owner of AVGP. Atlantic Value General Partner Limited ("AVGPL"), whose registered address is Third Floor, 80 Cheapside, London EC2V 6EE, England, is the sole general partner of AVIP. The shareholders of AVGPL are eight individual members of DIAL management, each of whom owns 12.5% of AVGPL.

DIAL also provides Sub-advisory or investment management services to other mutual funds that have investment objectives that are similar to those of the Fund. The following is a list of these similar funds that are sub-advised by DIAL as of June 30, 2004:


Sub-Advised By DIAL
---------------------- ---------------- ----------------- ------------------ ----------------
Trust Name - Fund      Assets Under     Effective         Type of Fund       Fee Waiver
Name                   DIAL's           Sub-Advisory Fee
                       Management
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
Optimum Fund Trust -   $19,500,000      0.55%             International      None
Optimum                                                   Equity
International Fund
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
TIFF Investment        $50,000,000      0.54%             International      None
Program Inc. - TIFF                                       Equity
International Equity
Fund
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
UBS PACE Select        $175,000,000     0.35%             International      None
Advisors Trust - UBS                                      Equity
PACE International
Equity Investments
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
Delaware               $506,311,902     0.85% on the      International      0%
International Value                     first $500        Equity
Equity                                  million

                                        0.80% on the
                                        next $500
                                        million

                                        0.75% on the
                                        next $1,500
                                        million

                                        0.70% on assets
                                        in excess of
                                        $2,000 million
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
DPT International      $3,401,612       0.75%             International      0.08%
Large Cap Equity                                          Equity
Portfolio
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
DPT Labor Select       $343,445,511     0.75%             International      0.05%
International Equity                                      Equity
Portfolio
---------------------- ---------------- ----------------- ------------------ ----------------
---------------------- ---------------- ----------------- ------------------ ----------------
DPT International      $992,843,574     0.75%             International      0%
Equity Portfolio                                          Equity
---------------------- ---------------- ----------------- ------------------ ----------------


Set forth below is a listing of the principal executive officer and each director or general partner of DIAL. The address of each individual is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.


The positions of the principal executive officer and each director or general partner with DIAL constitute their principal occupations.

                  Name                              Title/Position
                  ----                              --------------
David G. Tilles                            CIO & Managing Director
Roger Kitson                               Vice Chairman
Elizabeth Desmond                          Regional Research Director
Nigel May                                  Regional Research Director
Hamish Parker                              Director
Clive Gillmore                             Deputy Managing Director
Christopher Moth                           Director & CIO of Fixed Income
John Kirk                                  Director
John Emberson                              Chief Operating Officer
Jude Driscoll                              Director
George E. Deming                           Director
John C. E. Campbell                        Director

If approved by the shareholders, the value component of the Fund's portfolio will continue to be managed by DIAL's team of portfolio managers who are supported by specialized fundamental, quantitative and technical analysts.

DIAL is not affiliated with BBH & Co. No Director of the Corporation has owned any securities, or has had any material interest in, or a material interest in a material transaction with, DIAL or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Director of the Corporation is an officer, employee, director, general partner or shareholder of DIAL.

What is the vote required to approve this Proposed New Sub-Advisory Agreement?

Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                            SHAREHOLDERS OF THE FUND
                             VOTE FOR THIS PROPOSAL

                                  OTHER MATTERS

Additional Considerations Reviewed by the Board

In light of the current examination by the SEC and other governmental authorities of the mutual fund industry relating to late trading, frequent trading, market timing, valuations and manager employee transactions in mutual fund shares, the Directors inquired of each of BBH & Co. and DIAL as to whether it had received requests for information arising from the examinations and the status of its response, and whether, as a result of its internal investigation necessary to respond, it had identified matters or areas of concern that might adversely affect the ability of BBH & Co. or DIAL to perform the responsibilities proposed to be undertaken by it under the applicable agreement. The Board was assured that, although their investigations were continuing and additional information and/or actions of the SEC or governmental authorities may yield a contrary result, no information which had come to light as of the date of the Board meeting caused any of BBH & Co. or DIAL concern as to their ability to perform their respective responsibilities. The Board, BBH & Co. and DIAL recognize that developments affecting the investment company industry have rapidly unfolded in unpredictable ways and that circumstances may arise that could adversely affect the ability of one or more of BBH & Co. or DIAL to perform its responsibilities. If any of such circumstances arise, the Board will act in the best interests of the Fund.

The Directors know of no other business to be presented at the Special Meeting other than this Proposal and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                        INFORMATION ABOUT THE CORPORATION

Who are the service providers for the Fund?

The Adviser. The investment adviser of the Fund is BBH & Co., located at 140 Broadway, New York, NY 10005. Pursuant to the Advisory Agreement, BBH & Co. provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of BBH & Co. to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Co-Administrators. The administrator of the Fund is Brown Brothers Harriman Trust Company, LLC. Pursuant to a separate Sub-administrative Services Agreement between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and BBH & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated is an indirect, wholly owned subsidiary of Federated Investors, Inc. For its services during the most recent fiscal year, Brown Brothers Harriman Trust Company LLC received $215,071 from the Fund.

The Distributor. Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Corporation's distributor. Edgewood is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000.

The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005. For its services during the most recent fiscal year, BBH & Co. received $240,435 from the Fund.

The Custodian, Transfer and Dividend Disbursing Agent. The custodian for the Fund is BBH & Co. and its offices are located at 40 Water Street, Boston, MA 02109. For its services during the most recent fiscal year, BBH & Co. received $212,323 from the Fund. The transfer and dividend disbursing agent for the Fund is Citigroup Global Transaction Services and its offices are located at Two Portland Square, Portland, ME 04101.

Other Matters. The Fund's last audited financial statements and annual report, for the fiscal year ended October 31, 2003, and the Fund's semi-annual report, for the six month period ended April 30, 2004, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or semi-annual report or would like to receive additional copies, free of charge, please write the Corporation at the address on the cover page of this Proxy Statement or call the Corporation at 1-800-625-5759, and the annual report and semi-annual report will be sent by first-class mail within three business days.

Principal Shareholders. As of August 31, 2004, the Fund had the following number of outstanding shares of beneficial interest:

         Shares

 Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Corporation's management, as of August 31, 2004, the following entities held beneficially or of record more than 5% of the Fund's outstanding shares:



----------------------------- --------------------------------- --------------
       Shareholder Name                  Shareholder Address     Percentage
                                                                    Owned
----------------------------- --------------------------------- --------------
----------------------------- --------------------------------- --------------
Brown Brothers Harriman       140 Broadway, New York, NY 10005  %
----------------------------- --------------------------------- --------------

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on August 31, 2004 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.

How may I vote my shares?

You may vote your shares in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your shares will be voted IN FAVOR of Approval of the new Sub-Advisory Agreement with DIAL.

Revocation of Proxies. You may revoke your proxy at any time by sending to the Corporation a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by DIAL. DIAL will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. DIAL intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Corporation, Citigroup Global Transaction Services (the Corporation's transfer agent), BBH & Co. or Federated (the Corporation's co-administrators) or, if necessary, a commercial firm retained for this purpose. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Corporation does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Voting by Broker-Dealers. The Corporation expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Voting by Eligible Institutions. The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the Special Meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

Quorum and Required Vote. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the Corporation entitled to vote shall constitute a quorum for purposes of considering the Proposal. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes against the proposal.

The approval by shareholders of the Fund of the Proposal will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Corporation's offices at, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010,
Attention: Secretary, so they are received within a reasonable time before any such meeting. The Directors know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Corporation.

                                               By the Order of the Board of
Directors of BBH Fund, Inc.





                                              Gail C. Jones
                                              Secretary



August 25, 2004

Exhibit A



                         INTERIM SUB-ADVISORY AGREEMENT


     AGREEMENT, is made as of ________, 2004, between BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser") and Mondrian Investment Partners Limited ("Sub-Adviser"). This Agreement was initially effective with respect to BBH International Equity Fund (the "Fund").

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement, amended and restated as of August 4, 2003 ("Advisory Agreement"), with BBH Fund, Inc. (the "Investment Company") an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and of which the Fund is a series thereof;

     WHEREAS, the Investment Company offers for public sale distinct series of shares of beneficial interest of the Fund; and

     WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund;

     WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

     WHEREAS, the Sub-Adviser is willing to furnish such services;

     WHEREAS, the Sub-Adviser, as of the date of this Interim Sub-Advisory Agreement, has undergone a "change of control" as defined in the 1940 Act which terminated the Sub-Advisory Agreement between the parties dated as of January 12, 2004; and

     WHEREAS,  it is the parties'  intention  that the  Sub-Adviser  continue to
furnish  Sub-Advisory   services  to  the  Fund  on  an  interim  basis  pending
shareholder approval of a new Sub-Advisory Agreement between the parties.

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Subject to the general supervision of (1) the Trustees/Directors of the Investment Company (the "Board"), and (2) the Adviser, the Sub-Adviser shall manage the investment operations and the composition of the portfolios of securities and investments with respect to that portion of the Fund's assets allocated to the Sub-Adviser from time to time by the Adviser in its sole discretion, including cash ("Assets"), the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund's investment objective and policies as stated in the Prospectuses (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

     (a) the Sub-Adviser shall furnish a continuous investment program for the Assets of the Fund's portfolio and determine from time to time which investments or securities will be purchased, retained, sold or lent by the Fund, and which portion of the assets will be invested or held uninvested as cash and shall communicate in a timely manner all such transactions to the Fund's portfolio accountant, the Advisor and custodian or such depositories or agent designated by the Fund or the Advisor. The Sub-Advisor shall not deviate from such investment program and any guidelines provided by the Advisor without the prior written consent of the Advisor and the Board of the Investment Company;

     (b) the Sub-Adviser shall use the same skill and care in the management of the Fund's portfolio as it uses in the investment management of other accounts for which it has investment responsibility as agent;

     (c) the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Investment Company's Declaration of Trust/Articles of Incorporation and By-Laws and the Prospectus of the Fund and with the instructions and directions of the Board and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations, provided such documents and amendments thereto have been delivered to the Sub-Adviser in accordance with Section 3 below;

     (d) the Sub-Adviser shall determine the Assets to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Sub-Adviser intends to seek best price and execution for purchases and sales; the Sub-Adviser shall also make recommendations regarding whether or not the Funds shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts.

     (e) unless the Advisor advised the Sub-Advisor in writing that the right to vote proxies has been expressly reserved to the Advisor or the Fund or otherwise delegated to another party, the Sub-Advisor shall be authorized to exercise voting rights incident to any securities held without consultation with the Advisor or the Fund. The Sub-Advisor shall also be authorized to respond to all corporate action matters incident to the securities held for the Fund.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Sub-Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers;

     (f) the Sub-Adviser shall maintain books and records with respect to the Fund's securities transactions and shall render to the Board and the Advisor such periodic and special reports as the Board may reasonably request;

     (g) the Sub-Adviser shall assist the Adviser and the Fund's Administrator with the fair valuation of portfolio securities as necessary and shall be responsible for identifying the need to fairly value securities that are traded in markets that close prior to the time the Fund calculates its net asset value; and

     (h) the investment management services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

     3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

     (a)  Declaration  of  Trust/Articles  of  Incorporation  of the  Investment
Company and amendments thereto (such Declaration of Trust/Articles of Incorporation and amendments, as presently in effect and further amended from time to time, are herein called the "Organizational Document");

     (b) By-Laws of the Investment Company (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

     (c) Certified resolutions of the Board authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Investment Company and the Fund's shares, and all amendments thereto;

     (e) Notification of Registration of the Investment Company under the 1940 Act on Form N-8A as filed with the Commission; and

     (f) Prospectus of the Fund (such prospectus, as presently in effect and as amended or supplemented with respect to the Funds from time to time, is herein called the "Prospectus").

     4. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(f) hereof. The Sub-Adviser agrees that all records which it maintains for the Fund is the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request, provided that the Sub-Adviser is permitted to retain copies of any records required for regulatory purposes. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act. The Sub-Advisor will provide the auditors and inspectors of the Fund and the Advisor with reasonable access to any such books and records of the Fund during the Sub-Advisor's normal business hours.

     5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund. The Sub-Adviser will not pay taxes, custody fees and/or brokerage commissions, if any.

     6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser, not the Fund, will pay the Sub-Adviser as full compensation therefor a fee as set forth on Exhibit A attached hereto. This fee will be computed based on the net asset value of the Assets allocated to the Sub-Adviser as of 4:00 P.M. New York time on each business day within each month and will be paid to the Sub-Adviser monthly during the succeeding calendar month.

     During the period from and including __________, 2004 (the "Escrow Beginning Date") until the date of approval by shareholders of the Fund in conformity with the provisions of the 1940 Act, including, but not limited to
Section 15(c) thereof (the "Escrow Termination Date"), any and all advisory fees (the "Advisory Fees") payable under this Agreement shall be paid in accordance with this paragraph 6. From and including the Escrow Beginning Date to, but not including, the Escrow Termination Date, any and all Advisory Fees shall be paid into an interest bearing escrow account (the "Escrow Account") maintained by an unaffiliated financial institution (the "Escrow Agent") selected by the Sub-Adviser, subject to the approval of the Fund's Board. Pursuant to a letter agreement with the Escrow Agent, the Advisory Fees (including interest earned on such Advisory Fees) will be paid to the Sub-Adviser only if shareholders of the Fund approve the Sub-Advisory Agreement. Further pursuant to the letter agreement, on the Escrow Termination Date the Advisory Fees will be released by the Escrow Agent from the Escrow Account to the Sub-Adviser, only upon receipt by the Escrow Agent of a certificate from a duly authorized officer of the Fund stating that the Sub-Advisory Agreement has received the requisite shareholder vote. In the event that the requisite shareholder vote is not obtained and the Escrow Termination Date does not therefore occur, a duly authorized officer of the Fund shall execute and deliver to the Escrow Agent, not later than ___________, a certificate stating that the requisite shareholder vote has not been obtained and that the Advisory Fees (and interest) in the Escrow Account should be paid over to the Adviser.

     7. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss, damage, cost or expense directly arising from a breach of fiduciary duty owed to Fund shareholders as a result of this Agreement or a loss, damage, cost or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The provisions of the foregoing sentence shall survive the termination of this Agreement.

     8. The Sub-Advisor acknowledges that all information and documents disclosed by the Advisor to the Sub-Advisor, or which come to the Sub-Advisor's attention during the course of its performance under this Agreement, constitute valuable assets of and are proprietary to the Advisor, and the Sub-Advisor also acknowledges that the Advisor has a responsibility to its customers and employees to keep the Advisor's records and information confidential and proprietary. Therefore, the Sub-Advisor agrees not to disclose, either directly or indirectly, to any person, firm or corporation information of any kind, nature or description concerning matters affecting or relating to the business of the Advisor unless the information is already in the public domain. Notwithstanding the foregoing: (i) the Sub-Adviser may use the Fund's performance in calculating composites, may give the Fund's and the Investment Company's names to brokers and other third parties providing services to the Fund, and may identify the Fund and/or Investment Company on the Sub-Adviser's client list and marketing materials and (ii) if Sub-Adviser becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any confidential information, Sub-Adviser agrees to provide Adviser with prompt notice of that request(s) so that Adviser may seek an appropriate protective order or other appropriate remedy and/or waive Sub-Adviser's compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that Sub-Adviser must comply with the request, or if Adviser waives compliance with the provisions of this Agreement, Sub-Adviser agrees to furnish only that portion of the confidential information which is legally required in the reasonable opinion of its counsel (after consultation with Sub-Adviser's counsel), and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the confidential information which is being furnished or disclosed. This provision shall survive termination of this Agreement.

     9. The Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Advisor's business activities.

     10. This Agreement shall be terminated upon the earlier of : (i) 150 days from the date of its execution, or (ii) the execution of a new Sub-Advisory Agreement between the parties. In addition, this Agreement may be terminated with respect to the Fund (i) at any time, without the payment of any penalty, by vote of a majority of all the Board of the Investment Company or by "vote of a majority of the outstanding voting securities" of the Fund on 10 days written notice to the Sub-Adviser, or (ii) by the Sub-Adviser at any time, without the payment of any penalty, on 60 days written notice to the Adviser or (iii) immediately, if, in the reasonable judgment of the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" or delegation by the Sub-Adviser of any of its responsibilities hereunder.

     11. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Investment Company from time to time, have no authority to act for or represent the Fund or the Investment Company or the Advisor in any way or otherwise be deemed an agent of the Fund or the Investment Company or the Advisor.

     12. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of those members of the Board of the Investment Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Fund.

     13. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

     14. Notices of any kind to be given to the Adviser by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 140 Broadway, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London, EC2V 6EE, England Attention: David G. Tilles, with a copy to John Barrett, at the same address or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser.

     15. The Adviser represents, warrants and agrees as follows:

     (a) The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     (b) The Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser.

     16. The Sub-Adviser represents, warrants and agrees as follows:

     (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(vi) is not presently under investigation by any regulatory agency and does not know of any pending or anticipated investigation or litigation by any such regulatory agency.

     (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

     (c) The Sub-Adviser has provided the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV most recently filed with the Commission and will furnish a copy of all amendments to the Adviser at least annually.

     (d) The Sub-Adviser will notify the Adviser of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

     (e) Except as stated in Section 8 of this Agreement, the Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Investment Company, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.

     17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

     18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and together with the other agreements and documents referenced herein, shall constitute the entire agreement of the parties hereto.



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.



MONDRIAN INVESTMENT                         BROWN BROTHERS HARRIMAN & CO.

PARTNERS LIMITED



By:                                         By:

Name:  David G. Tilles                      Name: Charles O. Izard

Title: Managing Director                    Title:  Partner

                                    Exhibit A

                                       to

INTERIM SUB-ADVISORY AGREEMENT dated as of _________, 2004, between BROWN BROTHERS HARRIMAN & CO., and Mondrian Investment Partners Limited



Subject to paragraph 6 of this Agreement, as compensation for its services hereunder, the Sub-Adviser shall receive a fee determined on the dates and in the manner hereinafter set forth.



The following annual rates, exclusive of Value Added Tax, if applicable, shall apply to the BBH International Equity Fund (the "Fund") assets, as described below:



               Market Value of                     Fee as Percentage of
               Fund Assets                         Market Value of Fund Assets

               First $50 million                          0.50%
               Next $50 million                           0.35%
               Thereafter                                 0.30%

Subject to maintaining BBH assets under management of at least $100 million with the Sub-Adviser.

For purposes of applying the fee schedule, the market value shall be determined based on daily net assets (after fund expenses) during the term of this Agreement and as of the date of termination of this Agreement. The fee stated above shall be applied to such market value. The fee shall be invoiced for the calendar quarter then ended as soon as the amount thereof shall be determined and shall be payable in accordance with the terms of the invoice. The Investment Adviser shall calculate the fees due and notify the Sub-Adviser accordingly. The Sub-Adviser reserves the right to discuss the fees and manner of calculation with the Investment Adviser.


Initial:



Investment Adviser


Sub-Adviser










LOGO
                                [Account Number]

                          BBH International Equity Fund

          Proxy for Special Meeting of Shareholders - October 15, 2004


     The undersigned hereby appoints Gail C. Jones, M. Cole Dolinger, Maureen A. Ferguson, Angela J. Smith and Erin J. Dugan, as proxies to vote and act at the Special Meeting of Shareholders of BBH International Equity Fund (the "Fund"), a portfolio of BBH Fund, Inc., to be held at the Fund's principal office, 5800 Corporate Drive, Pittsburgh, Pennsylvania,15237-7010 at 2:00 p.m. on October 15, 2004 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
                       KEEP THIS PORTION FOR YOUR RECORDS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BBH International Equity Fund

Proposal 1 To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Mondrian Investment Partners Limited, formerly Delaware International Advisers Limited. ("Mondrian"), whereby Mondrian would have co-management responsibility for providing investment advisory services to the Fund.

                                    FOR
                             AGAINST
                             ABSTAIN

Proposal 2 To transact such other business as may properly come before the meeting or any adjournment thereof.


                                    FOR
                             AGAINST
                             ABSTAIN


x________________________x_____________________           _______
Signature (Sign here exactly as name(s) appear above.)           Date